DELAWARE GROUP® EQUITY FUNDS II

Delaware Value® Fund (the “Fund”)

Supplement to the Fund’s Statement of Additional Information
dated March 29, 2019

The following information replaces the section of the Fund's Statement of Additional Information entitled “Portfolio Managers – Ownership of Fund Shares”:

Ownership of Fund Shares
As of Nov. 30, 2018, the portfolio managers did not own any shares of the Fund, except as follows:

Portfolio Manager	Dollar Range of Fund Shares Owned[1,2]
Nikhil G. Lalvani	10,001-$50,000
D. Tysen Nutt Jr.	$100,001 - $500,000
Robert A. Vogel Jr.	Over $1 million

1	The ranges for Fund share ownership by portfolio managers are: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1 million; or over $1 million.
2	Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

Please keep this Supplement for future reference.

This Supplement is dated April 24, 2019.